Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers Emerging Opportunities Fund

Supplement dated April 19, 2018 to the Prospectus and Statement of Additional Information, each dated March 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Emerging Opportunities Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Arthur K. Weise no longer serves as a portfolio manager for the portion of the Fund managed by Lord, Abbett & Co. LLC (“Lord Abbett”). F. Thomas O’Halloran, III, CFA and Matthew R. DeCicco, CFA are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Lord Abbett. The team is headed by Mr. O’Halloran, who is assisted by Mr. DeCicco. Accordingly, all references in the Prospectus and SAI to Mr. Weise are hereby deleted and all references to the portfolio managers of the portion of the Fund managed by Lord Abbett shall refer to Messrs. O’Halloran and DeCicco.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST486